UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001656839
GS Mortgage Securities Trust 2015-GS1
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

New York	333-191331-11	38-3984605 38-3984606 38-7143656
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 902-1000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Reference is hereby made to the GS Mortgage Securities Trust 2015-GS1 (the “Issuing Entity”) pooling and servicing agreement, dated as of November 1, 2015, (the “GSMS 2015-GS1 PSA”), by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee, which governs the issuance of the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1.  The GSMS 2015-GS1 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 1, 2015 and filed with the Securities and Exchange Commission on December 1, 2015 under Commission File No. 333-191331-11.

Effective as of December 8, 2020, Wells Fargo Bank, National Association has transferred substantially all of its assets to Greystone Servicing Company LLC, and Greystone Servicing Company LLC has assumed all of the duties and responsibilities of Wells Fargo Bank, National Association as special servicer under the GSMS 2015-GS1 PSA.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the GSMS 2020‑GS1 PSA.

The Special Servicer

Effective as of December 8, 2020, Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”), has been named as the replacement Special Servicer under the GSMS 2015-GS1 PSA and has assumed all of the duties, responsibilities and liabilities of Wells Fargo Bank, National Association, as the initial Special Servicer thereunder.  The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia 20186, and the principal commercial mortgage special servicing offices of Greystone Servicing are located at 5221 N. O’Connor Blvd. Suite 800, Irving, Texas 75039.

Greystone Servicing, which is 100% indirectly owned by Stephen Rosenberg, provides primary and special loan servicing for third party portfolio owners, commercial mortgage-backed securities trusts, government agencies, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”).  Greystone Servicing provides primary servicing for its affiliates’ various lending platforms, governmental agencies and CLOs.  Greystone Servicing has a special servicer rating of CSS2+ from Fitch Ratings Inc. and a special servicing rating of MOR CS1 from Morningstar Credit Ratings, LLC.  Greystone Servicing is also on S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P Global Ratings.

As of October 31, 2020, Greystone Servicing was the named special servicer for approximately 96 transactions representing approximately 1,376 first mortgage loans, with an aggregate stated principal balance of approximately $15,511,609,585.34.  Of those 96 transactions, 85 are commercial mortgage-backed securities transactions representing approximately 899 first mortgage loans, with an aggregate stated principal balance of approximately $13,759,753,544.70.  The remaining eleven transactions are made up of one CDO, one CLO and nine SBL Freddie Mac securitizations.  The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States.  With respect to such transactions as of such date, Greystone Servicing or its predecessor entity was administering approximately 145 assets with a stated principal balance of approximately $3,821,213,429.47.  Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset.  Since 2002 and through October 31, 2020, Greystone Servicing (including C-III Asset Management LLC (“C3AM”) and C3AM’s predecessor entities’, which was acquired by a Greystone Servicing affiliate as of January 1, 2020, and the assets of which were subsequently transferred to Greystone Servicing as of August 26, 2020) has resolved or participated in the resolution of 4,576 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $55,702,954,883.86.

Greystone Servicing has detailed policies, operating procedures and controls across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone Servicing servicing agreements, including procedures for managing delinquent and specially serviced loans.  The policies and procedures are reviewed and updated, as needed, annually.  Greystone Servicing also has a formal disaster recovery and business continuity plan, which is reviewed annually.  In the past three years there have not been any material changes to Greystone Servicing’s policies and procedures relating to the servicing function Greystone Servicing will perform under the GSMS 2015-GS1 PSA for assets of the same types as are included in this transaction.

Greystone Servicing will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans or any Serviced Companion Loans.  Greystone Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or Serviced Companion Loans, or otherwise.  To the extent that Greystone Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the GSMS 2015-GS1 PSA and the Servicing Standard.

There are, to the current actual knowledge of Greystone Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the GSMS 2015-GS1 PSA, and Greystone Servicing’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone Servicing in connection with special servicing of commercial mortgage-backed securitization pools generally.

Greystone Servicing has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone Servicing was acting as special servicer as a result of any action or inaction of Greystone Servicing as special servicer, including as a result of Greystone Servicing’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Greystone Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the GSMS 2015-GS1 PSA, and therefore Greystone Servicing believes its financial condition will not have a material impact on pool performance or performance of the Certificates.

Greystone Servicing (including C3AM and its predecessor entities as described above) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage-backed securities transactions since 2002.  The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone Servicing and its predecessors as special servicer in commercial mortgage-backed securities transactions from 2017 through October 31, 2020.

Portfolio Size – CMBS Special Servicing	2017	2018	2019	10/31/2020
Total.................................................................	$9.4 billion	$7.1 billion	$3.7 billion	$3.8 billion

Greystone Servicing may enter into one or more arrangements with a Controlling Class Certificateholder, the Controlling Class Representative, a Companion Loan Holder or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone Servicing’s appointment as special servicer under the GSMS 2015-GS1 PSA and/or any related Co-Lender Agreement.

Greystone Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances, Greystone Servicing may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone Servicing occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone Servicing is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business.  Greystone Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the GSMS 2015-GS1 PSA.  There are currently no legal proceedings pending against Greystone Servicing, or to which any property of Greystone Servicing is subject, that are material to the Certificateholders and Greystone Servicing has no actual knowledge of any proceedings contemplated by governmental authorities.

Greystone Servicing is not an affiliate of the Depositor, Master Servicer, Certificate Administrator, Operating Advisor, Asset Representations Reviewer, any originator or any other material party related to the transaction.

Neither Greystone Servicing nor any affiliate of Greystone Servicing has retained any interest in the transaction governed by the GS 2015-GS1 PSA.

The information above set forth under this heading “The Special Servicer” has been provided by Greystone Servicing.

A description of additional material terms of the GSMS 2015-GS1 PSA regarding the role of the special servicer, including limitations on the special servicer’s liability under the pooling and servicing agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer, are included in the Prospectus Supplement with respect to the Issuing Entity, dated November 15, 2015, and filed with the Securities and Exchange Commission on December 1, 2015 under Commission File No. 333-191331-11 and in the GSMS 2015-GS1 PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Leah Nivison
Leah Nivison, CEO

Date:  December 8, 2020